                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 26, 1999

                    Advanta Mortgage Conduit Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                  23-2723382
----------------------------                   -------------------
(State or other jurisdiction                     (IRS Employer
     of incorporation)                         Identification No.)


10790 Rancho Bernardo Road, San Diego, CA               92127
-----------------------------------------             ---------
 (Address of principal executive offices)             (Zip Code)



                       Advanta Conduit Receivables, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                                     88-0360305
----------------------------                   -------------------
(State or other jurisdiction                     (IRS Employer
     of incorporation)                         Identification No.)


   c/o Griffin Corporate Services,
639 Isbell Road, Suite 390, Reno, Nevada                89509
-----------------------------------------             ---------
 (Address of principal executive offices)             (Zip Code)




                                   333-52351
                                  -----------
                                  (Commission
                                  File Number)


Registrant's telephone number, including area code: (619) 674-3800
                                                    --------------

Item 5.   Other Events

Advanta Mortgage Conduit Services, Inc. (the "Sponsor") and Advanta Conduit Receivables Inc. (together with the Sponsor, the "Registrants") are indirect subsidiaries of Advanta Corp., a Delaware corporation ("Advanta Corp."), a publicly-traded company with its principal executive offices located in Spring House, Pennsylvania. The Sponsor is a direct subsidiary of Advanta Mortgage Corp. USA (the "Master Servicer"). The Master Servicer services mortgage loans securitized by the Sponsor.

On January 25, 1999 Advanta Corp. reported that on Friday, January 22, 1999, Fleet Financial Group, Inc. and certain of its affiliates ("Fleet") filed a complaint (the "Complaint") against Advanta Corp. and certain of its affiliates (including Advanta National Bank, which is one of the Affiliated Originators) relating to the transaction with Fleet which closed on February 20, 1998 in which Advanta Corp. contributed most of its consumer credit card business to a limited liability company owned by Fleet (the "Fleet Transaction"). The Complaint centers around post-closing adjustments to the transaction and other matters relating to the Fleet Transaction.

Advanta Corp. believes that the lawsuit is inappropriate and without merit and, on February 16, 1999 it filed its answer and counterclaims in which it denies all of the substantive allegations in the Complaint and seeks damages from Fleet. Advanta Corp. does not expect this suit to have any material adverse financial impact on its business.

The ability of Advanta Corp.'s subsidiaries to honor their financial and other obligations is to some extent influenced by the financial condition of Advanta Corp. Such obligations primarily consist of the Sponsor's obligation to repurchase mortgage loans which are inconsistent with the representations and warranties set forth in certain agreements relating to securities issued by trusts sponsored by the Sponsor as well as the obligations of the Master Servicer pursuant to certain agreements relating to securities issued by such trusts.

This Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties is the uncertainty of the legal process.

Form 8-K                                Advanta Mortgage Conduit Services, Inc.
February 26, 1999                       Advanta Conduit Receivables Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Advanta Mortgage Conduit Services, Inc.



                                        By:  /s/ Michael Coco
                                           -------------------------------
                                             Michael Coco
                                             Vice President





                                        Advanta Conduit Receivables, Inc.



                                        By:  /s/ Michael Coco
                                           -------------------------------
                                             Michael Coco
                                             Vice President


February 26, 1999